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                                                                    EXHIBIT 10.5

                            GRC INTERNATIONAL, INC.
                         DIRECTORS PHANTOM STOCK PLAN
1.   PURPOSE

     (a)  General Purpose.  The loyal and dedicated service of "outside"
          ---------------
Directors is essential to the growth and progress of any public company. Accordingly, the Directors Phantom Stock Plan (the "Plan") of GRC International, Inc. (the "Company") has been adopted to better enable the Company to retain and attract qualified outside Directors to serve on the Company's Board of Directors, while providing to such Directors the opportunity to defer receipt of their compensation. The Program is also intended to provide a stronger nexus between the contributions made to the Company by its outside Directors and the value of the compensation they receive, by permitting such Directors to receive their compensation in the form of phantom stock units ("Units") which are determined by reference to the Company's $.10 par value Common Stock (the "Stock") as hereinafter set forth.

     (b)  Nonqualified Plan.  It is intended that this Plan be maintained as an
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unfunded, unsecured, nonqualified deferred compensation arrangement, not subject to the provisions of the Employee Retirement Income Security Act of 1974 and not eligible for the insurance protection provided by the Pension Benefit Guaranty Corporation.

2.   ADMINISTRATION

     The Plan will be administered by a committee of three or more persons (the "Committee"). Such persons may not be eligible to participate in the Program, and will be appointed by the Board of Directors of the Company. Awards of the Company's Common Stock, par value $.10 per share ("Stock"), and options to purchase the Stock ("Options"), and the amount and nature of the Stock and Options so awarded, will be automatic, as provided in Sections 5 and 6 of the Program. All questions of interpretation of the Program will be determined by the Committee. Such determinations will be final and binding upon all persons having an interest in the Program.

3.   PARTICIPATION

     3.1.   Eligibility. Each member of the Board of Directors of the Company
            -----------
who is not an employee of the Company or any of its subsidiaries is eligible to participate in the Plan.

     3.2.   Time of Election. Prior to the beginning of a calendar year, each
            ----------------
eligible Director may elect to participate in the Plan by directing that all or any part of the compensation which is not being deferred under any other plan and which otherwise would have been payable currently for services rendered as a Director (including the annual Director's retainer and meeting fees) and, where applicable, as Chairman, during such calendar year and succeeding calendar years shall be credited to a phantom stock account (the "Director's Phantom Stock Account"). Any person who shall become a Director during any calendar year, and who was not a Director of the Company prior to the beginning of such calendar year, may elect, within 30 days after the Director's term begins, to defer payment of all or any part of the Director's compensation earned during the remainder of such calendar year and for succeeding calendar years. Notwithstanding the foregoing, each eligible Director may elect on or before September 30, 1994 to defer the Director's compensation for services rendered as a Director during the fourth calendar quarter of 1994.

     3.3.   Form and Duration of Election. An election to participate in the
            -----------------------------
Plan shall be made by completing a Deferral Election Form in the form attached to this Plan (as such Form may be modified by the Company from time to time) and filing such Form with the Secretary of the Company. Such election shall continue until the Director terminates or changes such election by filing a new Deferral Election Form with the Secretary of the Company. Any new Deferral Election Form shall become effective as of the end of the calendar year in which such notice is given and shall be effective only with respect to fees payable for services rendered as a Director thereafter.
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Amounts credited to the Director's Phantom Stock Account prior to the effective date of the new Deferral Election Form shall not be affected by such new Form and shall be distributed only in accordance with the terms of the previously filed Form applicable to the previously credited amounts. The time or times at which amounts credited to a Director's Phantom Stock Account may be redeemed shall be subject to the additional restrictions contained in Section 5.

     3.4.   Renewal. A Director who has terminated his election to participate
            -------
may thereafter file another Deferral Election Form to participate for the calendar year subsequent to the filing of such election and succeeding calendar years.

4.   THE DIRECTOR'S PHANTOM STOCK ACCOUNT

     All compensation which a Director has elected to defer under the Plan and which is not deferred under any other plan shall be credited to the Director's Phantom Stock Account as follows:

     4.1.   Fair Market Value. For purposes of this Section 4, the "Fair Market
            -----------------
Value" of the Stock shall be the average of the high and low sale prices of the Stock quoted on the New York Stock Exchange Composite Transaction Reporting System for the Fridays of the applicable calendar quarter. If such sale prices are not available for any such Friday, then the average of the high and low sale prices on the next preceding day on which such sale prices are available shall be used in lieu thereof.

     4.2.   Phantom Stock Units. As of the end of each calendar quarter, there
            -------------------
shall be credited to the a participating Director's Phantom Stock Account the nearest whole number of Units which most closely approximates the Director's compensation for the quarter in accordance with the following formula:

                Applicable Director's                       Number
            Compensation for the Quarter         =         of Units
       --------------------------------------
             Fair Market Value of Stock                of Phantom Stock

     4.3.   Dividends. In accordance with the formula set forth below, there
            ---------
shall also be credited to each Director's Phantom Stock Account the nearest whole number of Units which most closely approximates the amount of any dividends to which such Director would have been entitled if the number of Units already credited to the Director's Phantom Stock Account as of the dividend record date had been shares of issued and outstanding Stock on such date. Any such dividend amounts shall be credited to each Director's Phantom Stock Account as the end of each calendar quarter in which the dividends were paid.

              Dividend Amount           =        Number
         --------------------------
         Fair Market Value of Stock             of Units
                                            of Phantom Stock

     4.4.   No Fractional Shares.  No fractional Units shall be credited to a
            --------------------
Director's Phantom Stock Account. The compensation and dividends to be applied to a Director's Phantom Stock Account each quarter shall be credited as the nearest number of whole Units in accordance with the above formulas.

     4.5.   No Interest to Be Paid. No Director shall be entitled to interest on
            ----------------------
any compensation or dividends to be credited in the form of Units into the applicable Director's Phantom Stock Account at the end of each calendar quarter.

5.   DISTRIBUTION FROM ACCOUNTS

     5.1.   Date and Form of Distribution. Distribution from the Director's
            -----------------------------
Phantom Stock Account shall be made in the form of cash on the date(s) elected by the Director in the applicable Deferral Election Form(s) previously filed by the Director under the Plan. The amount of cash paid

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on account of each Unit shall be equal to the average of the high and low sale prices of the Stock quoted on the New York Stock Exchange Composite Transaction Reporting System for the Fridays of the calendar quarter immediately preceding the distribution. If such sale prices are not available for any such Friday, then the average of the high and low sale prices on the next preceding day on which such sale prices are available shall be used in lieu thereof. Distribution shall be in the form of a lump-sum payment or in annual installments, as previously elected by the Director in the applicable Deferral Election Form(s) previously filed by the Director under the Plan. In the case of installment payments, the Company shall pay the applicable Director (or such Director's beneficiary or estate) interest on unpaid installments after the first installment. Such interest shall be paid annually on the subsequent installment payment dates, at an interest rate equal to the prime rate of interest as published in the Wall Street Journal on the date of the previous installment payment.

     5.2.   Six-Month Limitation.  Other provisions of the Plan and the Deferral
            --------------------
Election Form notwithstanding, amounts credited to a Director's Phantom Stock Account as Units may be distributed or otherwise redeemed only upon a fixed date or dates at least six (6) months after the crediting of such amounts as Units, or incident to death, retirement, disability or termination or employment, to the extent necessary to comply with Rule 16a-1(c)(3)(ii) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Units shall be deemed to be distributed in the order in which they were credited to a Director's Phantom Stock Account, so that earlier-credited Units shall be distributed before later-credited Units. In addition, if any distribution is to be made under this
Section 5 with respect to a Unit credited (i) less than six (6) months before the date of distribution and (ii) at a time when the Director is subject to reporting under Section 16(a) of the Exchange Act, such distribution shall be delayed until the first business say that is more than six (6) months after the date such Unit was credited under the Plan. This six (6) month holding requirement shall apply to Units credited with respect to cash dividends and other dividends, as well as to Units credited with respect to Directors' compensation.

     5.3.   Additional Limitation on Modifications.  No Director then subject to
            --------------------------------------
reporting under Section 16(a) of the Exchange Act may modify the time or manner of payment under the Plan with respect to Units already credited to such Director's Phantom Stock Account. In addition, no modification of the time or manner of payment under the Plan shall be authorized if and to the extent that such authorization or the making of such modification would constitute "constructive receipt" on the part of a Director of amounts credited to a Director's Phantom Stock Account under the federal income tax laws.

6.   DISTRIBUTION ON DEATH

     If a Director should die before all amounts credited to the Director's Phantom Stock Account shall have been paid, the remaining balance shall be paid to the Director's designated beneficiary in the manner and on the date(s) previously elected by the Director in the applicable Deferral Election Form(s). Such balance shall be paid to the Director's estate if (a) no such designation has been made or (b) the designated beneficiary shall have predeceased the Director and no further designation has been made by the Director. Payments under this Section 6 shall be determined in the same manner as under Section 5.

7.   MISCELLANEOUS

     7.1.   Account Not Transferable or Assignable. The right of a Director to
            --------------------------------------
receive any amount credited to the Director's Phantom Stock Account shall not be transferable or assignable by the Director, except by will or by the laws of descent and distribution (or to a designated beneficiary), and no part of such amount shall be subject to attachment or other legal process.

     7.2.   No Advance Funding Required. The Company shall not be required to
            ---------------------------
reserve or otherwise set aside funds or Stock for the payment of its obligations hereunder.

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     7.3.   Limitation of Rights. The establishment and maintenance of, or
            --------------------
allocation and credits to the Director's Phantom Stock Account shall not vest in any Director or beneficiary any right, title or interest in and to any specific assets of the Company, including any Units credited to the Director's Phantom Stock Account, and a Director shall not have any interest in the Units credited to the Phantom Stock Account until distributed in accordance with the terms of the Plan.. A Director shall not have any dividend or voting rights or any other rights of a stockholder (for this purpose, the rights provided in Section 4.3 with respect to the crediting of amounts equivalent to dividends and in Section
7.6 with respect to adjustments shall not be deemed "rights of a stockholder"). The right of a Director to receive payments under this Plan shall be no greater than the right of an unsecured general creditor of the Company.

     7.4.   No Right to Continue as a Director. Neither the Program, the
            ----------------------------------
awarding of any Stock or Option, nor any other action taken pursuant to the Program constitutes or is evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time or at any particular rate of compensation.

     7.5.   Amendment or Termination. The Board of Directors may at any time
            ------------------------
amend or terminate the Plan. No amendment or termination shall impair the rights of a Director with respect to amounts then credited to the Director's Phantom Stock Account.

     7.6.   Adjustments. Upon the occurrence of any event affecting the
            -----------
outstanding Stock, including stock dividends, extraordinary non-cash dividends, forward or reverse stock splits, recapitalizations, mergers, consolidations and the like, an appropriate adjustment will also be made in the number of Units credited to the Director's Phantom Stock Account, including, where appropriate, an adjustment in the nature of the Stock by which Units are valued under Sections 4 and 5 hereof. All such adjustments shall be made so as to prevent dilution or enlargement of the rights of Directors participating in the Plan.

     7.7.   Intent. It is the intent of the Company that Units and related
            ------
rights under the Plan credited to Directors who are then subject to Section 16 of the Exchange Act shall not constitute "derivative securities" under Rule 16a-1(c) under the Exchange Act by virtue of Rule 16a-1(c)(3)(ii), and that Directors participating in the Plan shall not, for that reason, fail to qualify as "disinterested persons" under Rule 16b-3(c)(2)(i). Accordingly, the Plan shall be construed in a manner consistent with the requirements of Rule 16a-1(c)(3)(ii) and Rule 16b-3(c)(2)(i)(C), and if any Plan provision does not comply with the requirements of Rule 16a-1(c)(3)(ii) as then applicable to any transaction by such a Director or the requirements of Rule 16b-3(c)(2)(i)(C) (permitting disinterested person to elect to receive fees in either cash or an equivalent amount of securities), such provision shall be deemed amended to the extent necessary to conform to the applicable requirements of such Rules so that such a Director shall avoid liability under Section 16(b) and, if then a Director, shall continue to qualify as a "disinterested person" under Rule 16b-3.

     7.8.   Applicable Law. The Plan shall be construed under the laws of the
            --------------
State of Virginia and applicable federal law, without regard to conflicts of law.

     7.9.   Effective Date.  The Plan shall be effective with respect to any
            --------------
compensation earned by a Director after September 30, 1994.

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

                            GRC INTERNATIONAL, INC.
                         DIRECTORS PHANTOM STOCK PLAN

                            DEFERRAL ELECTION FORM
                            ----------------------

This deferral election is made in accordance with and subject to the terms of the GRC International, Inc. (the "Company") Directors Phantom Stock Plan (the "Plan").

1.  Compensation to be Deferred.  (please check appropriate box and fill in
    ---------------------------
applicable blanks).

          (a)___ Effective January 1, ____, or as soon thereafter as legally permissible, I hereby elect to defer the following compensation into my Phantom Stock Account at the Company (check all boxes that apply):

                    [__] Annual Retainer

                    [__] Meeting Fees

                    [__] Chairman's Fee

          (b)___    Effective January 1, ____, I hereby elect to discontinue all
                                                                 -----------
                    deferrals into my Phantom Stock Account.

2.  Date of Payment.  I hereby elect to receive payment from my Phantom Stock
    ---------------
Account on (in the case of installments, commencing on) the date indicated below (please check appropriate box and fill in applicable blanks).

          (a)___ The first day of the calendar quarter next following termination of my service as a Director.

          (b)___ The earlier of January 1, _____ or the first day of the calendar quarter next following termination of my service as a Director.

          (c)___ The first day of the calendar quarter next following my death.

          (d)___ The earlier of January 1, _____, or the first day of the calendar quarter next following my death.

3.  Form of Distribution.  I hereby elect to receive my Phantom Stock Account in
    --------------------
the form of:

          (a)___    A lump sum payment.

          (b)___    Annual installments over ____ years (not to exceed 15).

4.  Designation of Beneficiary.  I hereby designate the following beneficiary to
    --------------------------
receive any amount credited to my Phantom Stock Account under the Plan which has not been paid to me prior to my death (please print beneficiary's name, address and social security number).

               Beneficiary's Name:        ________________________________

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               Beneficiary's Address:     ________________________________

                                          ________________________________
               Beneficiary's Social
               Security Number:           ________________________________

5.  Effect of Election.  The above election will continue to be effective for
    -------------------
future calendar years unless prior to the beginning of any future calendar year I file with the Secretary of the Company a new Deferral Election Form with respect to such calendar year. I understand that a new Deferral Election Form will only affect compensation with respect to years commencing after the date such new Deferral Election Form is filed with the Company, and that no new Deferral Election Form for any future year may change the time or form of distribution of amounts deferred pursuant to the Deferral Election Form which I am filing today.

                               Signature: ______________________________________

                               Printed Name: ___________________________________

                               Date: ___________________________________________


                               CONSENT OF SPOUSE
                               -----------------

(must be competed and notarized if the Director is married and the spouse is not the beneficiary)

I consent to and approve designation of the above named beneficiary to receive proceeds of my spouse's GRCI Phantom Stock Account in the event of my spouse's death.


                                             ___________________________________
                                             (spouse's signature)


                                             ___________________________________
                                             (date)

STATE OF            )
COUNTY OF           )

     Before me, the undersigned Notary Public in and for said County and said State, personally appeared this date,______________________, whose name is signed to the foregoing release and who is known to me.

     This the___day of___________________,_____________.


                                             _________________________
                                             Notary Public
My Commission Expires:

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